Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BNY

File No. 811-08750, CIK 0000929519

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA BNY, a unit investment trust registered under the Act, recently mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust, (CIK: 0000778207).
●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
●	Janus Aspen Series (CIK: 0000906185).
●	MFS® Variable Insurance Trust filed (CIK: 0000918571).
●	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384).
●	Franklin Templeton Variable Trust (CIK: 0000837274).
●	Mutual Fund and Variable Insurance Trust (CIK: 0000810695).
●	JPMorgan Insurance Trust, (CIK: 0000909221).
●	State Street Total Return V.I.S. Fund, (CIK: 0000746687).
●	Vanguard Variable Insurance Fund (CIK: 0000857490).
●	Wanger Advisors Trust (CIK: 0000929521).
●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435).
●	Nationwide Variable Insurance Trust (CIK: 0000353905).
●	American Fund Insurance Series (CIK: 0000729528).
●	DFA Investment Dimensions Group Inc. (CIK:0000355437)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Transamerica Financial Life Insurance Company